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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                    --------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    --------------------------------------

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 8, 2004

                         Lehman Brothers Holdings Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                      333-60474                13-3216325
(Jurisdiction of Incorporation)   (Commission File Number)      (IRS Employer
                                                                Identification
                                                                    Number)

                              745 Seventh Avenue
                              New York, NY 10019

             (Address of registrant's principal executive office)

                                (212) 526-7000

                        (Registrant's telephone number)


                                Not Applicable

         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-60474 of Lehman Brothers Holdings Inc. (the "Registrant") as an exhibit thereto and is filed as part of this Report.


Exhibit No.    Description
-----------    ---------------------------------------------------------------

4.1 Form of Global Security representing the Registrant's 61/4% Exchangeable Notes Due October 15, 2007






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Lehman Brothers Holdings Inc.

                                          By:  /s/ Barrett DiPaolo
                                               ------------------------------
                                               Name:  Barrett DiPaolo
                                               Title: Vice President



Dated: October 8, 2004





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